UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 15, 2022

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12672 (Commission File Number)	77-0404318 (I.R.S. Employer Identification No.)

4040 Wilson Blvd., Suite 1000

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On March 15, 2022, AvalonBay Communities, Inc. (the “Company”) issued a press release announcing that it has established an unsecured commercial paper program (the “Commercial Paper Program”).

Under the terms of the Commercial Paper Program, the Company may issue, from time to time, unsecured commercial paper notes with varying maturities not in excess of 364 days from the date of issue (the “Notes”). Amounts available under the Commercial Paper Program may be borrowed, repaid and re-borrowed from time to time, with the maximum aggregate face or principal amount of Notes outstanding at any one time not exceeding $500 million. The Notes will be sold on terms that are customary for the United States commercial paper market and will be at least equal in right of payment with all of the Company’s other unsecured and unsubordinated indebtedness. The Company expects to use the proceeds of the Notes for general corporate purposes.

The Notes to be offered under the Commercial Paper Program have not been and will not be registered under the Securities Act of 1933, as amended, or state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes under the Commercial Paper Program.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the Company’s ability to complete the issuance and sale of the Notes and the intended use of proceeds. You can identify forward-looking statements by the use of the words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” “outlook” and similar expressions that do not relate to historical matters. These forward-looking statements are based on the Company’s expectations, forecasts and assumptions at the time of this report, which may not be realized and involve risks and uncertainties that cannot be predicted accurately or that might not be anticipated. These could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Risks and uncertainties that might cause such differences include, among others, those related to the COVID-19 pandemic and trends affecting the Company’s financial condition or results of operations. These factors should not be construed as exhaustive and should be read in conjunction with the factors that are discussed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements” and in subsequent quarterly reports on Form 10-Q. The Company does not undertake a duty to update forward-looking statements contained in this report.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

No.	Description
99.1	Press Release of AvalonBay Communities, Inc. dated March 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document). (Filed herewith.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

March 15, 2022
	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer